UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

Live Ventures Incorporated
(Exact name of Registrant as Specified in Its Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102
Las Vegas, Nevada		89119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

Live Ventures Incorporated (the “Company” or “Live Ventures”) hereby amends and supplements the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on July 26, 2023 to include the information required by Item 9.01(a) and Item 9.01(b) of Form 8-K in connection with the acquisition by the Company of 100% of the issued and outstanding equity interests of Precision Metal Works, Inc. (a Kentucky entity) (“PMW”) pursuant to a Stock Purchase Agreement dated July 20, 2023.

Item 9.01    Financial Statements and Exhibits

(a)Financial Statements of Business Acquired.

The audited balance sheet of PMW as of December 31, 2022 and the audited consolidated statements of operations, changes in equity, and cash flows for the year there ended, and the notes thereto, are attached hereto as Exhibit 99.1.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements for the year ended September 30, 2022 and the nine months ended June 30, 2023 for Live Ventures are hereby filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position that actually would have existed or the operating results that actually would have been achieved if the adjustments set forth therein had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of Live Ventures and PMW.

(c)Exhibits.

The following exhibits are attached hereto:

Exhibit Number	Description
23.1	Consent of Frazier & Deeter, LLC independent auditor
99.1	Audited financial statements of Precision Metal Works, Inc. and the notes thereto as of December 31, 2022 and the year then ended.
99.2	Unaudited pro forma combined financial statements of Live Ventures Incorporated and Precision Metal Works, Inc. for the year ended September 30, 2022 and the nine months ended June 30, 2023.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By:	/s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: October 5, 2023
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